                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (date of earliest event reported): April 15, 2004
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               Long Beach Acceptance Auto Receivables Trust 2004-A

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            Delaware                   333-108506-01             33-0660404
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(State of Other Jurisdiction of   (Commission file Number)    (I.R.S. Employer
         Incorporation)                                      Identification No.)
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      One Mack Centre Drive                                        07652
       Paramus, New Jersey                                       (Zip Code)
 (Address of Principal Executive
             Offices)
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Registrant's telephone number, including area code (201) 262-5222

                                    No Change
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          (Former name of former address, if changed since last report)


ITEM: 5.  OTHER EVENTS

          Information relating to distributions to Noteholders for the March 2004 Collection Period of the Registrant in respect of the Class A-1 Asset Back Notes and Class A-2 Asset Backed Notes (collectively, the "Notes") issued by the Registrant. The performance of the Receivables held by the Registrant, together with certain other information relating to the Notes, is contained in the Servicer's Certificate for the referenced Collection Period. Certificates are provided to Noteholders pursuant to the Sale and Servicing Agreement dated as of March 1, 2004 between Long Beach Acceptance Auto Receivables Trust 2004-A, as Issuer, Long Beach Acceptance Receivables Corp. as Transferor, Long Beach Acceptance Corp., as Originator, Servicer and Custodian and JP Morgan Chase Bank, as Back-up Servicer and Trust Collateral Agent

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (b) Exhibits


          Exhibit No. 99.1        Servicer's Certificate for the March 2004
                                  Collection Period for the April 15, 2004
                                  Distribution Date.

                                    SIGNATURE


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A


By:  Long Beach Acceptance Corp., as Servicer

/s/ Michael J. Pankey
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    Michael J. Pankey
    Senior Vice President and
    Chief Financial Officer


Dated:  April 15, 2004